UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2013
Date of Report (Date of earliest event reported)

CITADEL EFT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-164882	80-0473573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 College Blvd., Suite 102. Oceanside, California	92057
(Address of principal executive offices)	(Zip Code)

  (714) 423-0701

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 MATTERS RELATED TO ACCOUNTTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 Changes in Registrant's Certifying Accountant

On September 17, 2013, Citadel EFT, Inc., a Nevada corporation (the “Company”), provided notice to its principal independent registered public accounting firm, Malone Bailey LLP (“Malone Bailey”) that the Company has elected to terminate its relationship.

a)	Resignation of Current Independent Registered Public Accounting Firm.

i.	On September 17,2013 , Malone Bailey LLP was dismissed as the Company’s independent registered public accounting firm.

ii.	The Company’s Board of Directors approved the dismissal on September 16, 2013

iii.

Malone Bailey LLP audit report on the financial statements of the Company for the year ended 2013, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.

From  November 1, 2010 the date the Company engaged Malone Bailey LLP as the Company’s independent registered public accounting firm in connection with the audit of the Company’s annual financial statements as of and for the years ended 2010, 2011, and 2012, and Malone Bailey's reviews of the Company’s quarterly interim unaudited financial information from  December 31, 2010 through June 30, 2013 through the date of dismissal on September 17, 2013 there was a disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused Malone Bailey LLP to make reference in connection with their opinion to the subject matter of the disagreement, Malone Bailey LLP did advise the Company of any of these matters identified in Item 304(a)(1)(v)(A)-(D) of Regulation S-K (refer to Exhibit 16.1 attached).

v.

The Company provided Malone Bailey LLP with a copy of this Current Report on Form 8-K and requested that Malone Bailey furnish it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Malone Bailey LLP, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On September 16, 2013 the Company retained Keeton CPA as the Company’s new principal independent registered public accounting firm. This engagement was approved by the Company’s Board of Directors.  During the years ended 2010, 2011, and 2012 and any subsequent interim period through August 16, 2013, the Company has not consulted Keeton CPA regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K under the Securities Act of 1933, as amended.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Malone Bailey LLC, dated September 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL EFT, INC.
DATE: September 18, 2013	/s/ Gary DeRoos Name: Gary DeRoos Title: President/Chief Executive Officer